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                                                                    EXHIBIT 23.1


                        INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statements No. 33-26972, No. 33-31743, No. 33-40057, No. 33-40058, and No. 33-40059 of Office
Depot, Inc. on Forms S-8 of our report dated February 8, 1994 appearing in and incorporated by reference in the Annual Report on Form 10-K of Office Depot, Inc. for the year ended December 25, 1993.



DELOITTE & TOUCHE

Certified Public Accountants
Fort Lauderdale, Florida
March 23, 1994